Exhibit 99.1


    Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                            /s/W. R. Cotham
                            W. R. Cotham,
                            Attorney-in-Fact for:

                                  THE BASS MANAGEMENT TRUST (1)
                                  PERRY R. BASS (2)
                                  NANCY L. BASS (3)
                                  LEE M. BASS (4)
                                  THOMAS M. TAYLOR (5)
                                  DORT A. CAMERON III (6)
                                  WILLIAM P. HALLMAN, JR.(7)
                                  PETER STERLING (8)
                                  JOHN L. MARION, JR. (9)
                                  A. A. BUTLER (10)
                                  THOMAS W. BRIGGS (11)   DOUGLAS K.
BRATTON (12)
                                  ANNE MARIE BRATTON (13)
                                  JOHN POUND (14)


                            THE AIRLIE GROUP L.P.,
                            a Delaware limited partnership

                            By:  EBD L.P., a Delaware
                                   limited partnership,
                                   General Partner

                            By:  TMT-FW, INC.,
                                   a Texas corporation,
                                   General Partner


                            By:      /s/W. R. Cotham
                                     W. R. Cotham,
                                     Vice President


                            EBD L.P.,
                            a Delaware limited partnership

                            By:  TMT-FW, INC.,
                                   a Texas corporation,
                                   General Partner


                            By:      /s/W. R. Cotham
                                     W. R. Cotham
                                     Vice President


                            TMT-FW, INC.,
                            a Texas corporation


                            By:      /s/W. R. Cotham
                                     W. R. Cotham,
                                     Vice President

                            THE BRATTON FAMILY FOUNDATION

                            By:      Douglas K. Bratton,
                                     President

                            By:      /s/W. R. Cotham
                                     W. R. Cotham (12)


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of William P. Hallman, Jr. previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of Peter Sterling previously has been filed with the Securities and Exchange Commission.

(9) A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of John L. Marion previously has been filed with the Securities and Exchange Commission.

(10)A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of A. A. Butler is being filed herewith.

(11)A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of Thomas W. Briggs previously has been filed herewith filed herewith.

(12)A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of Douglas K. Bratton previously has been filed with the Securities and Exchange Commission.

(13)A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of Anne Marie Bratton previously has been filed with the Securities and Exchange Commission.

(14)A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of John Pound is being filed herewith.